                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement         [ ] Confidential, for use of the
                                             Commission only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11  or Rule 14a-12

                       MATTHEWS INTERNATIONAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                            -----------------------------
     4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------
     5)  Total fee paid:
                        -------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
                                -----------------------------------------
     2)  Form, Schedule or Registration Statement No.:
                                                      -------------------
     3)  Filing Party:
                      ---------------------------------------------------
     4)  Date Filed:
                    -----------------------------------------------------

                                                      1997

                                                      NOTICE

                                                      OF

                                                      ANNUAL

                                                      MEETING

                                                      AND

                                                      PROXY

                                                      STATEMENT

                                       Matthews International Corporation
                                       Corporate Office
                                       Two NorthShore Center
                                       Pittsburgh, Pennsylvania 15212-5851
                                       412.442.8200       Fax 412.442.8290



                                   Notice of
                        ANNUAL MEETING OF SHAREHOLDERS
                          To be held February 22, 1997



To Our Shareholders:

The Annual Meeting of the Shareholders of Matthews International Corporation will be held at 10:30 AM on Saturday, February 22, 1997 at the Health and Science Theater, Carnegie Science Center, Pittsburgh, Pennsylvania, for the purpose of considering and acting upon the following:

1.  To elect three Directors of the Company for a term of three years.

2.  To approve the adoption of amendments to the 1992 Stock Incentive Plan.

3. To ratify the appointment of Coopers & Lybrand L.L.P. as independent certified public accountants to audit the records of the Company for the fiscal year ending September 30, 1997.

4.  To transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on December 31, 1996 will be entitled to vote at the Annual Meeting or any adjournments thereof.

Please indicate on the enclosed proxy card whether you will or will not be able to attend this meeting. Return the card in the enclosed envelope as soon as possible. If you receive two proxies because you own both Class A and Class B Common Stock, please be sure to complete and return them both.

We hope you can be with us for this important occasion.

                                                      Sincerely,


                                                      Edward J. Boyle


                                                      Edward J. Boyle
                                                      Corporate Secretary

January 22, 1997

                      Matthews International Corporation
                             Two NorthShore Center
                          Pittsburgh, PA 15212 - 5851
                                 412 / 442-8200

                                PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of the Company whose principal executive offices are located at Two NorthShore Center, Pittsburgh, Pennsylvania 15212. This Proxy Statement and the accompanying proxy were first released to shareholders on January 22, 1997.

Execution of the proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by giving notice to the Corporate Secretary or by attending the meeting and voting in person.

Matters to be considered at the Annual Meeting are those set forth in the accompanying notice. Shares represented by proxy will be voted in accordance with instructions. In the absence of instructions to the contrary, the proxy solicited will be voted for the proposals set forth.

Management does not intend to bring before the meeting any business other than that set forth in the Notice of Annual Meeting of Shareholders. If any other business should properly come before the meeting, it is the intention of Management that the persons named in the proxy will vote in accordance with their best judgment.


                      OUTSTANDING STOCK AND VOTING RIGHTS

The Company has two classes of stock outstanding: Class A Common Stock, par value $1.00 per share, and Class B Common Stock, par value $1.00 per share. Together, these two classes are referred to as the "Common Stock."

Each outstanding share of Class A Common Stock of the Company entitles the holder to one vote, and each outstanding share of Class B Common Stock entitles the holder to ten votes, upon any business properly presented at the shareholders' meeting. Cumulative voting is not applicable to the election of directors.

The Board of Directors of the Company has established December 31, 1996 as the record date for shareholders entitled to vote at the Annual Meeting. The transfer books of the Company will not be closed. A total of 6,148,784 shares of Class A Common Stock, and 2,581,977 shares of Class B Common Stock are outstanding and entitled to vote at the meeting.

Abstentions and broker non-votes have no effect on any proposal to be voted upon. Broker nonvotes as to any matter are shares held by brokers and other nominees which are voted at the meeting on matters as to which the nominee has discretionary authority, but which are not voted on the matter in question because the nominee does not have discretionary voting authority as to such matter.

               GENERAL INFORMATION REGARDING CORPORATE GOVERNANCE

Board of Directors

The Board of Directors is the ultimate governing body of the Company. As such, it functions within a framework of duties and requirements established by statute, government regulations and court decisions. In carrying out their responsibilities, directors are expected to perform their duties in good faith and with the diligence, care and skill which ordinarily prudent people would exercise under similar circumstances.

Generally, the Board of Directors reviews and confirms the basic objectives and broad policies of the Company, approves various important transactions, appoints the officers of the Company and monitors Company performance in key results areas. Management is accountable to the Board of Directors for the satisfactory conduct of the day-to-day business of the Company.

Management is responsible for providing the Board of Directors with adequate support, services and resources, together with thorough information, reports and analyses concerning the Company's principal activities and plans. In addition, the Board of Directors has the power, in its discretion, to employ the services of outside consultants and is free to have discussions and interviews with personnel of the Company and others as it deems appropriate and helpful to its work.


Board Composition

The Restated Articles of Incorporation of the Company provide that the Board of Directors has the power to set the number of Directors constituting the full Board, provided that such number shall not be less than five nor more than 15. Until further action, the Board of Directors has fixed the number of directors constituting the full Board at eight, divided into three classes. The terms of office of the three classes of Directors end in successive years.

During fiscal year 1996, there were 4 regularly scheduled meetings of the Board of Directors.


Board Committees

There are three standing committees appointed by the Board of Directors -- the Executive, Audit and Compensation Committees.

Management has the same responsibility to each committee as it does to the Board of Directors with respect to providing adequate staff services and information. Furthermore, each committee has the same power as the Board of Directors to employ the services of outside consultants and to have discussions and interviews with personnel of the Company and others.

The principal functions of the three standing committees are summarized as follows:

Executive Committee

The Executive Committee is appointed by the Board of Directors to have and exercise during periods between Board meetings all of the powers of the Board of Directors, except that the Executive Committee may not elect directors, change the membership of or fill vacancies in the Executive Committee, change the By-Laws of the Company or exercise any authority specifically reserved by the Board of Directors. Among the functions customarily performed by the Executive Committee during periods between Board meetings are the approval, within limitations previously established by the Board of Directors, of the principal terms involved in sales of securities of the Company, and such reviews as may be necessary of significant developments in major events and litigation involving the Company. In addition, the Executive Committee is called upon periodically to provide advice and counsel in the formulation of corporate policy changes and, where it deems advisable, make recommendations to the Board of Directors.

The Executive Committee holds meetings at such times as are required. During fiscal year 1996, the Executive Committee met a total of 14 times. The Chairman of the Executive Committee is David M. Kelly. The other Committee members are David J. DeCarlo and Geoffrey D. Barefoot.

The membership of the Executive Committee since October 1, 1995 consisted of the following:
Oct. 1, 1995 to Nov. 30, 1995    Messrs. Kelly, Parker, Kennedy, DeCarlo and
                                 Barefoot
Dec. 1, 1995 to Oct. 31, 1996 Messrs. Kelly, Parker, DeCarlo and Barefoot Nov. 1, 1996 to the date of
 this proxy statement            Messrs. Kelly, DeCarlo and Barefoot

Audit Committee

The principal function of the Audit Committee is to endeavor to assure the integrity and adequacy of financial statements issued by the Company. It is intended that the Audit Committee will review internal auditing systems and procedures as well as the activities of the public accounting firm performing the external audit.

The Committee members are William J. Stallkamp (Chairman), William A. Coates, and John P. O'Leary, Jr. During fiscal year 1996, the Audit Committee met twice.

Compensation Committee

The principal function of the Compensation Committee, the members of which are Messrs. Coates (Chairman), Kennedy and Stallkamp, is to review periodically the suitability of the remuneration arrangements (including benefits) for the principal officers of the Company other than stock remuneration. A subcommittee of the Compensation Committee, the Stock Compensation Committee, the members of which are Messrs. Coates (Chairman) and Stallkamp, consider and grant stock remuneration and administer the Company's 1992 Stock Incentive Plan. The Compensation Committee met four times in fiscal year 1996.


Meeting Attendance

Under the applicable rules of the Securities and Exchange Commission, the Company's Proxy Statement is required to name those directors who during the preceding year attended fewer than 75% of the total number of meetings held by the Board and by the Committees of which they are members. During fiscal year 1996, all directors attended more than 75% of such meetings for which they were eligible.

Compensation of Directors

Pursuant to the Director Fee Plan, directors who are not also officers of the Company receive 800 shares of the Company's Class A Common Stock as an annual retainer fee. Each director may elect to be paid these shares on a current basis or have such shares credited to a deferred stock account as phantom stock, with such shares to be paid to the director subsequent to leaving the Board. In addition, each such director is paid $800 for every meeting of the Board of Directors attended and (other than a Chairman) $500 for every committee meeting attended. The Chairman of a committee of the Board of Directors is paid $700 for every committee meeting attended. No other remuneration is otherwise paid by the Company to any director for services as a director.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominations for election to the Board of Directors may be made by the Board of Directors or by the shareholders. Messrs. Barefoot, Kennedy and Stallkamp, whose terms of office are expiring, have been nominated by the Board to serve for three-year terms that will end in 2000. Nominations made by the shareholders shall be made in writing in accordance with Section 6.1 of the Articles. No such nominations have been received.

The Board of Directors has no reason to believe that any of the nominees will become unavailable for election. If a nominee should become unavailable prior to the meeting, the accompanying proxy will be voted for the election in his place of such other person as the Board of Directors may recommend.

The Board of Directors recommends that you vote FOR the election of Directors.

The following information is furnished with respect to the three persons nominated by the Board of Directors for election as a director and with respect to the continuing directors.


The Nominees

Geoffrey D. Barefoot, age 50, is President, Graphic Systems Division and has been a Director since 1990. Mr. Barefoot has been employed by the Company since 1975 and has held various management positions, both in Corporate Personnel and the Graphic Systems Division. He was appointed Pittsburgh Branch Manager in November 1979, Eastern Regional Manager for the Graphic Systems Division in July 1984 and Division Manager in March 1986. He was subsequently elected Vice President in March 1988 and elected President, Graphic Systems Division in November 1993. Mr. Barefoot received a B.S. Degree in Business Administration from West Virginia Wesleyan College in 1968 and holds an M.A. Degree in Industrial Relations from St. Francis College. Prior to joining Matthews, Mr. Barefoot served as an aviator in the United States Navy from 1968 to 1974.

Thomas N. Kennedy, age 61, was elected a Director in 1987. He was Senior Vice President, Chief Financial Officer and Treasurer of the Company until his retirement from Matthews effective December 1, 1995. Mr. Kennedy had been employed by the Company since 1972. He was elected Treasurer in 1974 and Vice President--Treasurer in 1986. Mr. Kennedy received a Bachelor of Business Administration from the University of Pittsburgh in 1958.

William J. Stallkamp, age 57, has been a Director of the Company since 1981. Mr. Stallkamp is Chairman and Chief Executive Officer of Mellon PSFS in Philadelphia, PA. He received a Bachelor of Science Degree in Business Administration from Miami University of Oxford, Ohio and has performed graduate work at Carnegie Mellon University and the University of Pittsburgh. He serves as a Director of Yoder Brothers, Inc., Highmark Blue Cross/Blue Shield, Greater Philadelphia Chamber of Commerce and Greater Philadelphia First. He also serves on the Corporate Executive Board of the Philadelphia Museum of Art, and the Board of Directors for YMCA of Philadelphia and Vicinity, and the Southeastern Pennsylvania Chapter of the American Red Cross.


Continuing Directors

David M. Kelly, age 54, was elected Chairman of the Board on March 15, 1996.
He joined Matthews on April 3, 1995 as President and Chief Operating Officer and was appointed Chief Executive Officer October 1, 1995. Prior to his employment with Matthews, Mr. Kelly was employed by Carrier Corporation for 22 years. During that time his positions included Marketing Vice President for Asia Pacific; President of Japanese Operations; Vice President, Manufacturing; President of North American Operations; and Senior Vice President for Carrier's residential and light commercial businesses. Mr. Kelly received a Bachelor of Science in Physics from Boston College in 1964, a Master of Science degree in Molecular Biophysics from Yale University in 1966, and a Master of Business Administration from Harvard Business School in 1968. He is chairman of the Executive Committee and the Jas. H. Matthews & Co. Educational and Charitable Trust, a member of the Pension Board, and serves on the boards of various subsidiaries of Matthews International Corporation. Mr. Kelly is a member of the Board of Directors of Mestek, Inc. and United Way of Allegheny County.

William A. Coates, age 67, worked for the Westinghouse Electric Corporation for 37 years where he managed a variety of businesses, both domestic and foreign, and served in various corporate assignments. At the time of his retirement in 1989, he held the position of Executive Vice President, Technology, Quality and Operations Services. He received a Bachelor of Science Degree from Westminster College. Mr. Coates has previously served on the boards of numerous foreign and domestic Westinghouse subsidiaries and on the boards of Pacific Electronics, the YMCA of Metropolitan Pittsburgh, and the Pittsburgh Bureau of International Visitors. He is currently a member of the Boards of Directors of the Pittsburgh High Technology Council, the Southwestern Pennsylvania Industrial Resource Center, and the Pittsburgh Biotechnical Corp.

David J. DeCarlo, age 51, is President, Bronze Division and has been a Director of the Company since 1987. He was hired by the Company in 1985 as Director of Financial Planning and Analysis. He was named Division Manager of the Bronze Division and was appointed Vice President in 1986. He was elected President, Bronze Division in November 1993. Mr. DeCarlo received a Bachelor of Science Degree in Industrial Management from West Virginia University in 1967, a Master of Arts Degree in Economics and Statistics from the University of Pennsylvania in 1970, and an M.B.A. in Finance from the University of Pennsylvania Wharton School of Finance in 1971 where he also completed all the required courses for a Ph.D. in Applied Economics and Finance. Prior to joining Matthews, Mr. DeCarlo held various management positions with Reynolds Aluminum Company, Westinghouse Electric Corporation, and Joy Manufacturing Company where his last position was Vice President of Field Operations.

John P. O'Leary, Jr., age 50, is President and Chief Executive Officer of Tuscarora Incorporated, the nation's largest producer of custom-molded foam plastic products. He also serves as a member of Tuscarora's Board of Directors. Immediately prior to taking over as President and Chief Executive Officer, Mr. O'Leary served as President of Western Division operations and was responsible for overseeing the operation of 12 profit centers located throughout the Midwest and South. Mr. O'Leary holds a Masters in Business Administration from the University of Pennsylvania Wharton School of Business and received a Bachelor's Degree in Economics from Gettysburg College. He currently serves on the Board of Directors of the Beaver County Corporation of Economic Development, First Western Bancorp, Inc., Southwestern Pennsylvania Industrial Resource Center, McGuire Memorial Home, and Gateway Rehabilitation Center. Mr. O'Leary is a Trustee of Gettysburg College.

James L. Parker, age 58, retired from the Company November 1, 1996 after nearly thirty years of service. He was formerly Senior Vice President, General Counsel and Secretary of the Company. He has been a Director of the Company since 1981. Mr. Parker received a Bachelor of Business Administration Degree from the University of Pittsburgh and a Juris Doctor Degree from Case-Western Reserve University.

The term for each nominee and each Director is listed below:

                                                   Term to expire at Annual
Nominees                                           Meeting of Shareholders in:

Geoffrey D. Barefoot                                         2000
Thomas N. Kennedy                                            2000
William J. Stallkamp                                         2000


Continuing Directors

William A. Coates                                            1998
David J. DeCarlo                                             1998
John P. O'Leary, Jr.                                         1998

David M. Kelly                                               1999
James L. Parker                                              1999

                                   PROPOSAL 2

                             APPROVAL OF ADOPTION OF
                   AMENDMENTS TO THE 1992 STOCK INCENTIVE PLAN


Introduction

The Corporation's 1992 Stock Incentive Plan (the "Stock Incentive Plan") was adopted by the Corporation's Board of Directors on May 8, 1992 and approved by its shareholders on June 6, 1992. Certain amendments (the "Amendments") to the Stock Incentive Plan were adopted by the Corporation's Board of Directors on December 13, 1996, as described below. The affirmative vote of a majority of the votes cast in person or by proxy at a meeting held on or prior to December 13, 1997 in which the holders of at least a majority of the outstanding shares of the Corporation's Common Stock are present and voting is required for approval of adoption of the Amendments to the Stock Incentive Plan (such plan, including the Amendments, is referred to herein as the "Amended Plan"). If the shareholders of the Corporation do not approve the Amendments as proposed in this proxy statement (i) the Stock Incentive Plan shall remain in effect without including the Amendments, (ii) the conditional grants made to certain employees by the Stock Compensation Committee on December 13, 1996 essentially will not become effective and (iii) no further grants under the Stock Incentive Plan would be made to the Chief Executive Officer or any of the other four highest compensated executive officers of the Corporation.


Description of Amended Plan

The full text of the Amended Plan is set forth as Exhibit A to this Proxy Statement. The following description of the Amended Plan is qualified in its entirety by reference to Exhibit A.

Amendments. The description of the Amended Plan provided below includes the Stock Incentive Plan as amended by the Amendments. In general, the Amendments were adopted to (i) increase the number of shares available under the Stock Incentive Plan from 600,000 shares to 1,100,000 shares; (ii) extend the term of the Stock Incentive Plan from May 7, 2002 to December 12, 2006; (iii) make certain changes to allow grants of stock options under the Amended Plan to be eligible for the "performance-based" exception under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore permit compensation arising upon exercise of the options to be deductible by the Corporation, as described in the next paragraph; (iv) make certain changes permitted as a result of the amendments made to Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"); and
(v) make other minor technical and conforming changes.

Section 162(m) of the Code disallows federal income tax deductions for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based. Certain of the Amendments are intended to cause grants of stock options under the Amended Plan to be eligible for this performance-based exception so that compensation upon exercise of such options should be deductible under the Code.

General. The purposes of the Amended Plan are to encourage eligible employees of the Corporation and its subsidiaries to increase their efforts to make the Corporation and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a subsidiary, to reward such employees by providing an opportunity to acquire shares of the Corporation's Class A Common Stock, par value $1.00 per share and Class B Common Stock, par value $1.00 per share on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its subsidiaries. The eligible employees are those employees of the Corporation or any subsidiary who share responsibility for the management, growth or protection of the business of the Corporation or any subsidiary.

The Amended Plan provides for (i) the grant of incentive stock options under
Section 422 of the Code, (ii) the grant of nonstatutory stock options and (iii) restricted share awards. Cash payment rights also may be granted in conjunction with nonstatutory stock options. The aggregate number of shares of the Corporation's Common Stock which may be issued upon exercise of the stock options and pursuant to the restricted share awards under the Amended Plan is 1,100,000 shares. The maximum number of shares as to which stock options may be granted and as to which shares may be awarded pursuant to restricted share awards under the Amended Plan to any one employee in any one calendar year is 125,000 shares.

As used in this section entitled "Approval of Adoption of Amendments to the 1992 Stock Incentive Plan," except as the context otherwise so requires, the term "Common Stock" shall mean both the Class A Common Stock and the Class B Common Stock.

To the extent that the Corporation has such shares available to it and can issue such shares without violating any law or regulation, including without limitation the regulations of the NASD concerning disenfranchisement of shareholders, the Corporation will reserve for issuance upon the grant of any option and issue once such option is exercised and will issue upon the award of restricted shares Class B Common Stock of the Corporation. To the extent Class B Common Stock is not available for reservation at the time of grant or issuance at the time of award, the Corporation may reserve for issuance and issue Class A Common Stock and not Class B Common Stock. Authorized but unissued or re-acquired shares may be issued. No stock options or cash payment rights may be granted and no restricted shares may be awarded subsequent to December 12, 2006.

In the event that any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Common Stock not purchased under the stock option are again available for purposes of the Amended Plan. If any shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Amended Plan, the number of shares so forfeited are again available for purposes of the Amended Plan. The Amended Plan also contains antidilution provisions which provide in certain events for proportionate adjustments in the number of shares of Common Stock which may be offered under the Amended Plan.

Administration. The Amended Plan will be administered by a Committee appointed by the Board of Directors. None of the members of such Committee are eligible to participate in the Amended Plan.

Subject to the provisions of the Amended Plan, the Committee has full and final authority, in its discretion, to grant incentive stock options and nonstatutory stock options and to make restricted share awards under the Amended Plan, to determine whether cash payment rights shall be granted in conjunction with nonstatutory stock options, to determine whether Class A Common Stock or

Class B Common Stock shall be issued and to determine the employees to whom each grant or award is made and the number of shares covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant or award and whether cash payment rights shall be granted, the Committee considers the position and responsibilities of the employee being considered, the nature and value to the Corporation or a subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a subsidiary and such other factors as the Committee may deem relevant.

The Committee also has the power to interpret the Amended Plan and to prescribe such rules, regulations and procedures in connection with the operations of the Amended Plan as it deems necessary and advisable in its administration of the Amended Plan.

Terms of Stock Options. The option price for each stock option may not be less than 100% of the fair market value of the Corporation's Common Stock on the date of grant of the stock option except that, in the case of an incentive stock option granted to an employee who owns actually or constructively pursuant to the rules contained in Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation or any subsidiary (a "Ten Percent Employee"), the option price may not be less than 110% of such fair market value. Fair market value of the Common Stock for all purposes under the Amended Plan is the mean between the publicly reported highest and lowest sales prices per share of Class A Common Stock of the Corporation as quoted in the NASDAQ Over-the-Counter Markets listing in The Wall Street Journal, on the date as of which fair market value is determined. As of January 9, 1997, the fair market value of the Common Stock of the Corporation as determined by the above-stated formula was $28.75 per share.

No stock option may be exercised after the expiration of ten years from the date of grant (five years in the case of an incentive stock option granted to a Ten Percent Employee). Unless the Committee, in its discretion, otherwise determines an exercisable stock option may be exercised in whole or in part. Otherwise stock options may be exercised at such times, in such amounts and subject to such restrictions as are determined in its discretion by the Committee.

The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may, if authorized by the Committee at the time of grant in the case of an incentive stock option or at any time in the case of a nonstatutory stock option, pay the option price in whole or in part by delivering to the Corporation shares of Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Common Stock which have been held less than one year may be delivered in payment of the option price.

If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program, but the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Corporation has received full payment in cash for the option price from the broker or other agent.

The aggregate fair market value (determined as of the time the incentive stock options are granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. If the date on which any incentive stock options may first be exercised would be accelerated pursuant to any provision of the Amended Plan or any stock option agreement, or amendment thereto, and the acceleration of such exercise date would result in a violation of this $100,000 restriction, then, notwithstanding any such provision, but subject to the authorization provided for in the following sentence, the exercise dates of such incentive stock options will be accelerated only to the date or dates, if any, that do not result in a violation of the $100,000 restriction, and in such event the exercise dates of the incentive stock options with the lowest option prices would be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction and one or more incentive stock options would thereby be converted in whole or in part to nonstatutory stock options.

Unless the Committee determines otherwise at the time of the grant of a stock option, the following provisions of this paragraph will apply in the event of any termination of employment, except that the preceding paragraph will apply in any event if the exercise date of any incentive stock option is accelerated. If the employment of an optionee who is not a Disabled Grantee (as defined in the Amended Plan) is voluntarily terminated with the consent of the Corporation or a subsidiary or an optionee retires under any retirement plan of the Corporation or a subsidiary (i) any then outstanding incentive stock option held by the optionee is exercisable (but only to the extent the stock optionee was exercisable immediately prior to the termination of employment) at any time prior to the expiration of the stock option or within three months after the date of termination of employment, whichever is the shorter period, and (ii) any nonstatutory stock option held by the optionee is exercisable (but only to the extent the stock option was exercisable immediately prior to the termination of employment) at any time prior to the expiration of the stock option or within one year after the date of termination of employment, whichever is the shorter period. If the employment of any optionee is voluntarily terminated with such consent and such termination occurs because the optionee is a Disabled Grantee, any then outstanding stock option held by the optionee is exercisable in full (whether or not so exercisable immediately prior to the termination of employment) at any time prior to the expiration of the stock option or within one year after the date of termination of employment, whichever is the shorter period. In the event of the death of an optionee during employment, any then outstanding stock option is exercisable in full (whether or not so exercisable immediately prior to the death of the optionee) by the person or persons entitled to do so under the Will of the optionee or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, in either case at any time prior to the expiration of the stock option or within one year after the date of death, whichever is the shorter period. In the event of the death of an optionee after termination of employment during a period when a stock option is exercisable, any outstanding stock option held by the optionee at the time of death is exercisable by the person or persons entitled to do so under the Will of the optionee or by the legal representative of the optionee (but only to the extent the stock option was exercisable immediately prior to the death of the optionee) at any time prior to the expiration of the stock option or within one year after the date of death, whichever is the shorter period. If the employment of any optionee terminates for any other reason, unless the exercise period of a stock option following termination of employment has been extended upon the occurrence of one or more of the events described under "Additional Rights in Certain Events" below, the rights of the optionee under any then outstanding stock option terminate at the time of such termination of employment.

The antidilution provisions contained in the Amended Plan also provide in certain events for proportionate adjustments in the number of shares covered by outstanding stock options and in the option price of outstanding stock options.

Unless the Committee, in its discretion, otherwise determines, no stock option granted under the Amended Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee.

Each grant of a stock option must be confirmed by a stock option agreement between the Corporation and the optionee which sets forth the terms of the stock option.

Cash Payment Rights. The Committee may in its discretion grant cash payment rights in conjunction with a nonstatutory stock option. Cash payment rights entitle the holder, upon exercise of the stock option, or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to a percentage (not greater than 100%) set by the Committee of the excess of the fair market value of a share of Common Stock covered by the stock option on the date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is exercised. Cash payment rights may be used by the Committee to provide funds to the option holder to pay the income taxes payable upon exercise of a nonstatutory stock option. See "Federal Income Taxes--Nonstatutory Stock Options" below.

Restricted Shares. Restricted share awards are subject to such restrictions (including restrictions on the right of the awardee to sell, assign, transfer or encumber the shares awarded while such shares are subject to restrictions) as the Committee may impose thereon and are subject to forfeiture to the extent events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the time the restrictions lapse.

Each restricted share award must be confirmed by a restricted share agreement between the Corporation and the awardee, which sets forth the number of restricted shares awarded, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate.

Following a restricted share award and prior to the lapse of the applicable restrictions, share certificates representing the restricted shares are held by the Corporation in escrow. Except in certain circumstances, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse of the applicable restrictions (and not before such time), the share certificates representing the restricted shares and unpaid dividends, if any, are delivered to the awardee. From the date a restricted share award is effective, however, the awardee is a shareholder with respect to all the shares represented by the share certificates for the restricted shares and has all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the preceding provisions of this paragraph and the restrictions imposed by the Committee.

Additional Rights in Certain Events. The Amended Plan provides for acceleration of the exercisability and extension of the expiration date of stock options, and for lapse of the restrictions on restricted share awards, upon the occurrence of one or more events described in Section 9 of the Amended Plan ("Section 9 Events"). Such an event is deemed to have occurred when (i) the Corporation acquires actual knowledge that any person (other than the Corporation, a subsidiary or any employee benefit plan sponsored by the Corporation) has acquired beneficial ownership, directly or indirectly, of securities representing 15% or more of the voting power of the Corporation,
(ii) a tender offer is made to acquire securities representing 15% or more of the voting power of the Corporation or voting shares are first purchased pursuant to any other tender offer, (iii) at any time less than 60% of the members of the Board of Directors are persons who were either directors on the effective date of the Amended Plan or individuals whose election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who were directors on the effective date of the Amended Plan or who were so approved, (iv) the shareholders of the Corporation approve any agreement or plan providing for the Corporation to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former shareholders of the Corporation will thereafter own less than a majority of the voting power of the surviving or acquiring corporation or the parent thereof or (v) the shareholders of the Corporation approve any liquidation of all or substantially all the assets of the Corporation or any distribution to security holders of assets of the Corporation having a value equal to 15% or more of the total value of all the assets of the Corporation.

Unless the stock option agreement or an amendment thereto otherwise provides, but subject to the $100,000 restriction described above for incentive stock options and exceptions for certain optionees and awardees described in Section 9 of the Amended Plan, notwithstanding any other provision contained in the Amended Plan, upon the occurrence of any Section 9 Event (i) all outstanding stock options become immediately and fully exercisable whether or not otherwise exercisable by their terms and (ii) all stock options held by a grantee whose employment with the Corporation or a subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Corporation or a subsidiary, retirement under any retirement plan of the Corporation or a subsidiary or death are exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

Unless the restricted share agreement otherwise provides, notwithstanding any other provision contained in the Amended Plan, upon the occurrence of any
Section 9 Event prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Amended Plan, all such restrictions lapse regardless of the scheduled lapse of such restrictions.

Miscellaneous. The Board of Directors may alter or amend the Amended Plan at any time except that, without approval of the shareholders of the Corporation, no alteration or amendment may (i) increase the total number of shares which may be issued or delivered under the Amended Plan, (ii) make any changes in the class of employees eligible to be granted stock options or awards under the Amended Plan, (iii) change the maximum number of shares as to which stock options may be granted and as to which shares may be awarded to any employee under the Amended Plan, (iv) change the option price permitted under the Amended Plan, or (v) be made if shareholder approval of the amendment is at the time required for stock options or restricted shares under the Amended Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed. In addition, no alteration or amendment of the Amended Plan may, without the written consent of the holder of a stock option or restricted shares theretofore granted or awarded under the Amended Plan, adversely affect the rights of such holder with respect thereto.

The Board of Directors may also terminate the Amended Plan at any time, but termination of the Amended Plan would not terminate any outstanding stock options granted under the Amended Plan or cause a revocation or forfeiture of any restricted share award under the Amended Plan.

If an employee who has been granted stock options or awarded restricted shares under the Amended Plan engages in the operation or management of a business, whether as owner (except as owner of less than ten percent of the publicly-traded equity securities of an entity), partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Corporation or any of its subsidiaries, the Committee may in its discretion immediately terminate all stock options held by such person (except when the exercise period of a stock option has been extended because one or more of the events described under "Additional Rights in Certain Events" above has occurred) and declare forfeited all restricted shares held by such person as to which the restrictions have not yet lapsed.

The Amended Plan contains no provision prohibiting the grant of stock options by the Committee upon the condition that outstanding stock options granted at a higher option price be surrendered for cancellation. Certain outstanding stock options granted under the Amended Plan may from time to time have option prices in excess of the market price per share of the Corporation's Common Stock. It is possible, therefore, that the Committee may grant stock options under the Amended Plan exercisable at the fair market value of shares of Common Stock on the date of grant upon the condition that outstanding stock option price granted under the Amended Plan be surrendered for cancellation.

Amended Plan Benefits

Upon amendment of the Stock Incentive Plan by the Board of Directors to increase the number of shares available under the Stock Incentive Plan, certain conditional option grants were made as set forth below (in each case subject to certain vesting provisions with respect to such option grants):

                             Amended Plan Benefits
                           1992 Stock Incentive Plan

           Name and Position                       Number of Shares*
           -----------------                       ----------------
  David M. Kelly, Chairman of the
  Board and Chief Executive Officer                      95,000

  David J. DeCarlo, Director and
  President, Bronze Division                            125,000

  James L. Parker, Director, Senior
  Vice President, General Counsel and
  Secretary                                               None

  Geoffrey D. Barefoot, Director and
  President, Graphic Systems Division                     None

  Edward J. Boyle, Vice President -
  Accounting and Finance                                 20,500

  Executive Officers as a group                         258,000

  All employees as a group, excluding
  executive officers                                     67,000

* Table reflects options granted on December 13, 1996 by the Stock Compensation Committee of the Board of Directors pursuant to the amendments to the 1992 Stock Incentive Plan as proposed in this proxy statement subject to shareholder approval.


Possible Anti-takeover Effect

The provisions of the Amended Plan providing for the acceleration of the exercise date of outstanding stock options upon the occurrence of a Section 9 Event, the extension of the period during which outstanding stock options may be exercised upon termination of employment following a Section 9 Event and the lapse of restrictions applicable to restricted stock awards upon the occurrence of a Section 9 Event may be considered as having an anti-takeover effect.


Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of incentive stock options and nonstatutory stock options and the making of restricted share awards under present law.

Incentive Stock Options. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option, however, generally does result in an increase in an optionee's taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of is treated as a long-term capital gain, and any loss is treated as a long-term capital loss. In the event of a "disqualifying disposition", the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) is treated as compensation received by the optionee in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which is long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Corporation in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer is considered a "disqualifying disposition" of the shares transferred, but under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, is recognized.

Neither the Corporation nor any of its subsidiaries is entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the Corporation or one of its subsidiaries generally is entitled to a deduction is the same amount for compensation paid, subject to the "Limits on Deductions/Other Tax Matters" below.

Nonstatutory Stock Options. An optionee generally does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is treated as compensation received by the optionee in the years of exercise. If the option price of a nonstatutory stock option is paid in whole or in part in shares, no income, gain or loss is recognized by the optionee on the receipt of share equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise is treated as compensation income received by the optionee on the date of exercise of the stock option.

The Corporation or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation received by the optionee upon exercise of a nonstatutory stock option, subject to the "Limits on Deductions/Other Tax Matters" below.

Cash Payment Rights. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of cash payment rights. Any cash received in payment of cash payment rights will be treated as compensation received by the optionee in the year in which the optionee receives the cash payment. The Corporation or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid, subject to the "Limits on Deductions/Other Tax Matters" below.

Restricted Shares. An awardee does not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, the awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to be awardee and is taxable in the year the restrictions lapse. The Corporation or one of its subsidiaries generally is entitled to a deduction for compensation paid in the same amount that is treated as compensation income to the awardee.

Limits on Deductions/Other Tax Matters. The exercise by an optionee of a stock option or the lapse of restrictions on restricted stock following the occurrence of a Section 9 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee or the awardee on all or a portion of the Common Stock or cash resulting from the exercise or the restricted stock on which the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Corporation or one of its subsidiaries as explained above.

Section 162(m) of the Code disallows a compensation deduction for compensation paid to the Chief Executive Officer and any of the other four highest compensated officers in excess of $1 million each in any taxable year, except that compensation that is performance-based may be excluded from this deduction limitation. (The $1 million deduction limit is reduced by the amount of any compensation deduction disallowed under the immediately preceding paragraph.) The Amended Plan has been structured so that compensation arising from the exercise of nonstatutory stock options (with or without cash payment rights) or the disqualifying disposition of shares acquired upon exercise of incentive stock options should be performance-based within the meaning of Section 162(m) of the Code. Restricted share awards are not at present eligible for this performance-based exception and, if granted to any of such five officers, may be subject to the limits of Section 162(m) of the Code.


Vote Required for Approval of Proposal 2

The vote required for approval of Proposal 2 is the affirmative vote of a majority of the votes cast by all the shareholders entitled to vote thereon.

The Board of Directors recommends that you vote FOR approval of Proposal 2.

                                   PROPOSAL 3

                             SELECTION OF AUDITORS

The Board of Directors of the Company, upon recommendation of the Audit Committee, has appointed Coopers & Lybrand L.L.P. as independent certified public accountants to audit the records of the Company for the year ending September 30, 1997.

The Board of Directors has determined that it would be desirable to request an expression of opinion from the shareholders on the appointment. Ratification of the appointment of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of all the votes cast by shareholders of Common Stock entitled to vote at the meeting. If the shareholders do not ratify the selection of Coopers & Lybrand L.L.P., the selection of alternative independent certified public accountants will be considered by the Board of Directors.

It is not expected that any representative of Coopers & Lybrand L.L.P. will be present at the Annual Meeting of Shareholders.

The Board of Directors recommends that you vote FOR Proposal 3.





                               OTHER INFORMATION


Certain Reportable Transactions

The Securities and Exchange Commission requires disclosure of certain business transactions or relationships between the Company, or its subsidiaries, and other organizations with which any of the Company's directors are affiliated as an owner, partner, director, officer or employee. Briefly, disclosure is required where such a business transaction or relationship meets the standards of significance established by the Securities and Exchange Commission with respect to the types and amounts of business transacted. The Company is aware of no transaction requiring disclosure pursuant to this item during the past fiscal year.

Stock Ownership

The Company's Articles of Incorporation divide its voting stock into three classes: Preferred Stock and Class A and Class B Common Stock. At the present time, none of the Preferred Stock is issued or outstanding. The following information is furnished with respect to persons who the Company believes, based on its records, beneficially own more than five percent of the outstanding shares of Class A and Class B Common Stock of the Company, and with respect to nominees for election to and continuing members of the Board of Directors. Those individuals with more than five percent of such shares could be deemed to be "control persons" of the Company.

This information is as of November 30, 1996.


                           Number of                   Number of
                         Class A Shares              Class B Shares
    Name of               Beneficially     Percent    Beneficially     Percent
Beneficial Owner (1)         Owned (2)     of Class      Owned (2)     of Class
----------------         --------------    --------  --------------    --------
Directors and Officers:
----------------------
D.M. Kelly                    17,000         0.3%        28,000          1.1%
G.D. Barefoot                  None           -         104,500          4.0
W.A. Coates                   14,200         0.2          None            -
D.J. DeCarlo                   None           -         144,995          5.6
T.N. Kennedy                  53,050         0.9          None            -
J.P. O'Leary, Jr.              5,000         0.1          None            -
J.L. Parker                  317,760         5.2          None            -
W.J. Stallkamp                 2,000          *           None            -
All directors and
 executive officers as
 a group (11 persons)        409,010         6.7        404,845         15.5

Others:
------
W. Hauber                    472,930         7.7          None            -
W. Witte                       None           -         215,840          8.4
E. Szaronos                    None           -         180,000          6.9
D. Majestic                    None           -         156,000          6.0

 *   Less than 0.1%

(1) The mailing address of each beneficial owner is the same as that of the Registrant.

(2) The nature of the beneficial ownership for all shares is sole voting and investment power.


Changes in Control

The Company knows of no arrangement which may, at a subsequent date, result in a change in control of the Company.


Section 16(a) Beneficial Ownership Reporting Compliance

On February 2, 1996, Steven F. Nicola filed an amended Form 3 with the Securities and Exchange Commission reporting ownership of the Company's stock as of his election as an officer, December 1, 1995. Pursuant to the Director Fee Plan, directors electing to have shares credited to a deferred stock account as phantom stock are also credited the share equivalent of dividends declared and paid. Such dividends were the only transactions reported on Form 5 for fiscal 1996 for all directors who are not officers of the Company, which forms were filed on December 13, 1996. Apart from such filings, the Company is aware of no delinquent filings of Securities and Exchange Commission Forms 3, 4 or 5 for the period October 1, 1995 through September 30, 1996 by any holder of the registrant's equity securities.

Executive Officers

The Executive Officers of the Company as of December 31, 1996 are the following:

                              Year First
                              Elected as
Name                   Age    An Officer    Positions with Registrant
----                   ---    ----------    -------------------------

David M. Kelly          54       1995       President and Chief Executive
                                            Officer
Geoffrey D. Barefoot    50       1988       President, Graphic Systems
                                            Division
Edward J. Boyle         50       1991       Vice President, Accounting &
                                              Finance - Secretary and Treasurer
David J. DeCarlo        51       1986       President, Bronze Division
Richard C. Johnson      50       1991       Vice President, Corporate
                                            Development and Human Resources
Steven F. Nicola        36       1995       Controller

During the past five years, the business experience of each executive officer named has been as reflected above or in a management capacity with the Company, except for Mr. Kelly, who was an officer of Carrier Corporation prior to April 1995, and Mr. Nicola, who was a manager with Coopers & Lybrand, L.L.P. prior to November 1992.

Compensation of Executive Officers and Retirement Benefits

The following table sets forth the individual compensation information for the fiscal years ended September 30, 1996, 1995, and 1994 for the Company's Chief Executive Officer and the four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                          Annual                Long-Term
                                       Compensation           Compensation
                                     -----------------   -----------------------
                                                           Awards       Payouts
                                                           ------       -------       All
                                                         Securities                  Other
Name of Individual                                       Underlying       LTIP      Compen-
and Principal Position      Year      Salary     Bonus     Options      Payouts      sation
----------------------      ----     -------    -------  ----------    ---------    -------
                                                  (1)     (Shares)                    (2)
David M. Kelly (3)          1996    $268,764   $261,193     35,000       None         None
Chairman of the Board and   1995     125,004     94,233    100,000       None         None
Chief Executive Officer

David J. DeCarlo            1996     188,100    159,409     20,000       None         4,904
Director and President,     1995     177,636    162,132     43,000       None         3,851
Bronze Division             1994     169,224    161,168      None        None         3,408

James L. Parker (4)         1996     148,806    101,069      None        None       463,518
Director, Senior Vice       1995     143,580    111,633     33,000       None       424,311
President, General          1994     139,296    121,430      None        None       375,478
Counsel and Secretary

Geoffrey D. Barefoot        1996     142,497     59,827     15,000       None         2,028
Director and President,     1995     135,696     68,213     32,000       None         1,391
Graphic Systems Division    1994     126,228     98,202      None        None         1,325

Edward J. Boyle             1996     104,709     68,308     14,000       None         2,205
Vice President,             1995      92,745     47,484     17,500       None         1,092
Accounting & Finance        1994      88,632     46,933      None        None         2,063

(1)  Includes management incentive plan and supplemental management incentive payments and, for Mr. Kelly, an amount equal to his life insurance premium cost.  At his request, the
     Company does not provide life insurance for Mr. Kelly, but in lieu thereof pays to him annually the amount which the Company would have paid in premiums to provide coverage, considering his position and age.  Such amounts are not included in calculating other
     Company benefits for Mr. Kelly.  The amount paid to Mr. Kelly in lieu of life insurance for 1996 and 1995 was $4,100 each year.  The Company has adopted a management incentive plan for officers and key management personnel.  Participants in such plan are not eligible for the Company's profit distribution plan.  The incentive plan is based on attainment of established personal goals and on divisional and Company performance for the fiscal year.  In addition, payments include a supplement in amounts which are sufficient to pay annual interest expense on the outstanding notes of management under the Company's Designated Employee Stock Purchase Plan and to pay medical costs which are not otherwise covered by a Company plan.  As of the date of the Company's Initial Public
     Offering (July 20, 1994), no further notes have been issued under the Designated
     Employee Stock Purchase Plan.

(2)  Includes stock appreciation right benefits, educational assistance for dependent children and premiums for term life insurance.  Mr. Parker previously had exchanged a portion of his common stock shareholdings for an equivalent number of stock appreciation rights, pursuant to which the Company credited and paid annually an amount equal to the participation value of all units so acquired.  Participation value of each unit was the amount of earnings per share of common stock adjusted to account for retiree benefits on a cash basis, calculated on the basis of the weighted average number of unrestricted shares outstanding during the fiscal year.  Stock appreciation right benefits expire upon retirement or death.  Each officer of the Company is provided term life insurance coverage in an amount approximately equivalent to three times his respective salary.  Amounts reported in this column for the named officers in fiscal
     1996, 1995 and 1994 include the following respective life insurance benefit costs:
     Mr. DeCarlo, $2,904, $1,851 and $2,408; Mr. Parker, $3,429, $3,135 and $2,371;
     Mr. Barefoot, $2,028, $1,391 and $1,325; and Mr. Boyle, $1,205, $1,092 and $1,063.
     Educational assistance for dependent children is provided to any officer or employee of the Company whose child meets the scholastic eligibility criteria and is attending an eligible college or university.  Educational assistance amounts reported in this column for the named officers in fiscal 1996, 1995 and 1994, respectively, were:  Mr. DeCarlo,
     $2,000, $2,000 and $1,000; and Mr. Boyle, $1,000, none and $1,000.  See also note (1).
(3)  Mr. Kelly joined the Company on April 3, 1995 and was elected Chief Executive Officer effective October 1, 1995.  Mr. Kelly has an employment arrangement with the Company which provides that, in the event of his discharge without cause prior to April 3, 1998, he will receive additional compensation of double his annual base salary rate as of the discharge date.  Such arrangement further provides for the life insurance payments described in note (1) above and the waiver of minimum service for vesting purposes described below under "Retirement Plan."
(4)  Mr. Parker retired as an officer November 1, 1996, but is expected to continue as a director.


The Summary Compensation Table does not include expenses to the Company of incidental benefits of a limited nature to executive officers including use of Company vehicles, club memberships, dues, or tax planning services. The Company believes such incidental benefits are in the conduct of the Company's business, but, to the extent such benefits and use would be considered personal benefits, the value thereof is not reasonably ascertainable and does not exceed, with respect to any individual named in the compensation table, the lesser of $50,000 or 10% of the annual compensation reported in such table.

                     Option/SAR Grants in Last Fiscal Year

                                                                         Potential Realized
                                                                          Value at Assumed
                                                                          Annual Rates of
                                                                            Stock Price
                                                                          Appreciation for
                       Individual Grants (1)                                Option Term
-----------------------------------------------------------------      ----------------------
                               Percent
                               of Total
                 Number of     Options
                 Securities   Granted to   Exercise
                 Underlying   Employees     or Base
                   Options    in Fiscal      Price     Expiration
Name               Granted       Year      per Share      Date            5%           10%
--------------   ----------   ----------   ---------   ----------      --------      --------
D.M. Kelly          35,000       18.3%      $26.00       4/8/06        $572,285    $1,450,295

D.J. DeCarlo        20,000       10.4%      $26.00       4/8/06         327,020       828,740

J.L. Parker          None          -           -           -               -             -

G.D. Barefoot       15,000        7.8%      $26.00       4/8/06         245,265       621,555

E.J. Boyle          14,000        7.3%      $26.00       4/8/06         228,914       580,118

(1)  All options were granted at market value as of the date of grant.  Options are exercisable in various share amounts based on the attainment of certain market value levels of Class A Common Stock, but, in the absence of such events, are exercisable in full for a one-week period beginning five years from the date of grant.  The options are not exercisable within six months from the date of grant and expire on the earlier of ten years from the date of grant, upon employment termination, or within specified time limits following voluntary employment termination (with consent of the Company), retirement or death.




Report of the Compensation Committee

The Company's officer compensation policies are administered by the Compensation Committee of the Board of Directors. The Committee consists of three independent, non-employee directors: Messrs. Coates, Stallkamp and Kennedy (a former officer). Executive compensation for the Company's chief executive officer and the four other most highly compensated executive officers is presented in the Summary Compensation Table.

Objectives and Policies

The Compensation Committee seeks to:

 . Ensure that there is a strong linkage between officer compensation and the creation of shareowner value;

 . Align the interests of the Company's officers with those of its stockholders through potential stock ownership;

 . Ensure that compensation and incentives are at levels which enable the Company to attract and retain high-quality officers.


Components of Compensation

The Company's officer compensation program presently is comprised of three elements: base salary, annual incentives (bonuses) and stock options. An executive compensation consulting firm is periodically engaged to provide comparative market compensation data.


Base Salary

The objective of the base salary policy is to provide income reflecting individual performance and a median level in comparison to a peer group. An outside consulting firm specializing in such services is retained to compare each officer's responsibilities with a peer group of other corporations whose annual revenues range between $100 and $250 million. Accordingly, base salaries of executive officers for calendar 1996 were increased over calendar 1995 to reflect competitive market pay practices. The Company endeavors via annual base salary adjustments to determine that officers' base salary levels and opportunities for incentive compensation are competitive in the marketplace.


Annual Incentive Compensation (Bonuses)

Annual incentive payments paid to officers in 1996 were based upon four parameters:

 .  Achievement of economic value added (EVA) objectives;
 .  Operating profit performance to budget;
 .  Operating profit performance to two year average;
 .  Achievement of personal goals.

The target awards, which are percentages of base salary, vary with position.
A 70% performance threshold must be reached for any payout for the first three of the above items. Based on these performance criteria, officers again received incentive payments under this program.

The 1996 Incentive Compensation Plan comprised of four factors described above was revised and the Board of Directors approved a new incentive compensation program for 1997 that is based primarily upon EVA (Economic Value Added) improvement and individual performance goals. EVA is a measure of economic return in excess of the cost of operating capital employed to generate the return.

Stock Options

Stock options, which are an integral part of incentive compensation for the officers of the Company, serve to encourage share ownership by Company executives and thus align the interests of officers and shareholders. The aggregate number of shares of the Company's common stock which may be issued for stock options or restricted stock is 600,000 under the 1992 Stock Incentive Plan. The Board of Directors has authorized, subject to shareholder approval, an additional 500,000 shares of the Company's common stock for the future grant of options or restricted stock under the 1992 Stock Incentive Plan. The Stock Compensation Committee (Messrs. Stallkamp and Coates) plans to make periodic grants of stock options to executive officers and other key employees of the Company to foster a commitment to increasing long-term shareholder value. During fiscal 1996 certain officers and other management personnel were granted nonstatutory stock options to purchase a combined total of 191,500 shares of the Company's stock at fair market value at the time of the grants.


Report on 1996 CEO Compensation

The chief executive officer's compensation is established based on the philosophy and policies enunciated above for all executive officers. This includes cash compensation (base salary and annual cash incentive payouts) and long-term incentives (stock option awards). In calendar 1996, Mr. Kelly's base salary was increased 10 percent, recognizing that he is currently well below the median for his comparison group. Mr. Kelly's annual incentive paid in 1996 was based upon the achievement of the four parameters listed under Annual Incentive Compensation discussed above. In 1996, Mr. Kelly was granted 35,000 non-statutory stock options under the 1992 Stock Incentive Plan to further align his long-term interests with those of our shareowners.


Tax Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows the Company's federal income tax deductions for compensation paid to the Chief Executive Officer and any of the other four highest compensated executive officers in excess of $1 million each in any taxable year, subject to certain exceptions. One exception involves compensation paid pursuant to shareholder-approved compensation plans that are performance-based. Certain of the amendments to the Company's 1992 Stock Incentive Plan which are proposed in this proxy statement are intended to cause grants of stock options under such plan to be eligible for this performance-based exception (so that compensation upon exercise of such options should be deductible under the
Code). Payments of cash compensation to executives (and certain other benefits which could be awarded under the plan, such as restricted stock) are not at present eligible for this performance-based exception, although such payments are currently not close to the $1 million limit. The Committee has taken and intends to continue to take whatever actions are necessary to minimize, if not eliminate, the Company's non-deductible compensation expense, while maintaining, to the extent possible, the flexibility which the Committee believes to be an important element of the Company's executive compensation program.
                                                     Compensation Committee:

                                                     W. A. Coates, Chairman
                                                     W. J. Stallkamp
                                                     T. N. Kennedy
December 13, 1996

PERFORMANCE GRAPH
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN *
                  AMONG MATTHEWS INTERNATIONAL CORPORATION,
                  S&P 500 INDEX AND S&P MANUFACTURING INDEX **


                                                                    S&P
                                        S&P 500                Manufacturing
Year           Matthews                  Index                     Index
----           --------                 -------                -------------
1991             $100                    $100                      $100
1992              117                     111                       106
1993              126                     125                       127
1994              241                     130                       142
1995              325                     168                       190
1996              460                     201                       246

*  Total return assumes reinvestment of dividends
** Fiscal year ended September 30


Note:
Performance graph assumes $100 invested on October 1, 1991 in Matthews International Corporation common stock, Standard & Poor's (S&P) 500 Index and S&P Manufacturing (Diversified) Index. Prior to the Company's initial public offering (July 20, 1994), the performance of Matthews International Corporation common stock was based on Consolidated Adjusted Book Value per share as defined under the Employees' Stock Purchase Plan (assuming dividend reinvestment). The results are not necessarily indicative of future performance.




Compensation Committee Interlocks and Insider Participation

Thomas N. Kennedy, a former officer of the Company, is a member of the Company's Compensation Committee.

Retirement Plan

The Company's domestic retirement plan is noncontributory and provides benefits based upon length of service and final average earnings. Generally, employees age 21 with one year of continuous service are eligible to participate in the retirement plan. The benefit formula is 3/4 of 1% of the first $550 of final average monthly earnings plus 1-1/4% of the excess times years of credited service (maximum 35). The plan is an insured, defined benefit plan and covered compensation is limited generally to base salary or wages. Benefits are not subject to any deduction or offset for Social Security.

In addition to benefits provided by the Company's retirement plan, the Company has a Supplemental Retirement Plan, which provides for supplemental pension benefits to executive officers of the Company designated by the Board of Directors, including those named in the Summary Compensation Table. Upon normal retirement under this plan, such individuals who meet stipulated age and service requirements are entitled to receive monthly supplemental retirement payments which, when added to their pension under the Company's retirement plan and their maximum anticipated Social Security primary insurance amount, equal, in total, 1.85% of final average monthly earnings (including incentive compensation) times the individual's years of continuous service (subject to a maximum of 35 years). Upon early retirement under this plan, reduced benefits will be provided, depending upon age and years of service. Benefits under this plan do not vest until age 55 and the attainment of 15 years of continuous service. However, in order to recruit Mr. Kelly, the Company waived such minimum service requirement with respect to Mr. Kelly. No benefits will be payable under such supplemental plan following the voluntary employment termination or death of any such individual. The Supplemental Retirement Plan is unfunded; however, a provision has been made on the Company's books for the actuarially computed obligation.

The following table shows the total estimated annual retirement benefits payable at normal retirement under the above plans for the individuals named in the Summary Compensation Table at the specified executive remuneration and years of continuous service:

                                     Years of Continuous Service
     Covered            ----------------------------------------------------
   Remuneration            15         20         25         30         35
------------------      --------   --------   --------   --------   --------
     $125,000           $ 34,688   $ 46,250   $ 57,813   $ 69,375   $ 80,938
      150,000             41,625     55,500     69,375     83,250     97,125
      175,000             48,563     64,750     80,938     97,125    113,313
      200,000             55,500     74,000     92,500    111,000    129,500
      225,000             62,438     83,250    104,063    124,875    145,688
      250,000             69,375     92,500    115,625    138,750    161,875
      300,000             83,250    111,000    138,750    166,500    194,250
      400,000            111,000    148,000    185,000    222,000    259,000
      450,000            124,875    166,500    208,125    249,750    291,375
      500,000            138,750    185,000    231,250    277,500    323,750
      600,000            166,500    222,000    277,500    333,000    388,500
      700,000            194,250    259,000    323,750    388,500    453,250

The table shows benefits at the normal retirement age of 65, before applicable reductions for social security benefits. The Employee Retirement Income Security Act of 1974 places limitations, which may vary from time to time, on pensions which may be paid under federal income tax qualified plans, and some of the amounts shown on the foregoing table may exceed the applicable limitation. Such limitations are not currently applicable to the Company's Supplemental Retirement Plan.

Estimated years of continuous service for each of the individuals named in the Summary Compensation Table, as of October 1, 1996 and rounded to the next higher year, are: Mr. Kelly, 2 years; Mr. DeCarlo, 12 years; Mr. Parker,
30 years, Mr. Barefoot, 21 years; and Mr. Boyle, 10 years.


Indebtedness of Management

The following officers and directors were indebted to the Company on notes carrying annual interest rates of not less than 6.5% or more than 8% (depending on the date of inception or renewal) which were issued under the Company's Designated Employee Stock Purchase Plan, as referred to in Note 7 of the Notes to Consolidated Financial Statements:

                                    Highest Amount
                                  Outstanding During            Amount
                                    the Year Ended          Outstanding at
                                  September 30, 1996      November 30, 1996
                                  ------------------      -----------------
Geoffrey D. Barefoot                  $ 199,086               $ 131,126
Edward J. Boyle                         112,678                  82,840
David J. DeCarlo                        552,831                 424,685
Richard C. Johnson                      147,466                  85,463
Thomas N. Kennedy                       222,231                   None
Steven F. Nicola                         46,734                  36,241
James L. Parker                         340,977                   None


The Company has annually made supplemental management incentive payments to officers and other employees indebted on such notes in amounts equal to the interest paid by such persons on their respective notes. As of the date of the Company's Initial Public Offering (July 20, 1994), no further notes have been issued under the Designated Employee Stock Purchase Plan.



                                 OTHER MATTERS

Shareholders may make proposals for inclusion in the proxy statement and proxy form for the 1998 Annual Meeting of Shareholders. Any such proposal should be written and mailed to the Secretary of the Company at the corporate office for receipt by October 31, 1997.

The cost of soliciting proxies in the accompanying form will be paid by the Company. Shareholder votes at the Annual Meeting will be tabulated by the Company's transfer agent, First Chicago Trust Company of New York.

A copy of the Company's Annual Report for 1996 has previously been mailed to each shareholder of record, or will be mailed with this Proxy Statement.



                                           By Order of The Board of Directors


                                           Edward J. Boyle


                                           Edward J. Boyle
                                           Corporate Secretary

                                                                   Exhibit A





                       MATTHEWS INTERNATIONAL CORPORATION

                           1992 STOCK INCENTIVE PLAN
                     (as amended through December 13, 1996)


The purposes of the 1992 Stock Incentive Plan (as amended, the "Plan") are to encourage eligible employees of Matthews International Corporation (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Class A Common Stock, par value $1.00 per share, of the Corporation (the "Class A Common Stock") and the Class B Common Stock, par value $1.00 per share, of the Corporation (the "Class B Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. As used herein, except where the context otherwise so requires, the term "Common Stock" shall mean both the Class A Common Stock and the Class B Common Stock. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                   SECTION 1

Administration

The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, who, at the time of their appointment to the Committee and at all times during their service as members of the Committee, are (i)"Non-Employee Directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule, and (ii)"outside directors" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

                                   SECTION 2

Eligibility

Those employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without cash payment rights) and to receive restricted share awards as described herein.

Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without cash payment rights) and to award restricted shares as described herein, to determine whether Class A Common Stock or Class B Common Stock shall be issued, and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant of a stock option or award of restricted shares and whether cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.


                                   SECTION 3

Shares Available under the Plan

The aggregate number of shares of the Common Stock which may be issued and as to which grants of stock options or awards of restricted shares may be made under the Plan is 1,100,000 shares, subject to adjustment and substitution as set forth in Section 8. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised, the number of shares subject thereto shall again be available for purposes of the Plan. If any shares of the Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the number of shares so forfeited shall again be available for purposes of the Plan.

To the extent that the Corporation has such shares available to it and can issue such shares without violating any law or regulation, including without limitation the By-laws of the National Association of Securities Dealers, Inc. concerning disenfranchisement of shareholders, the Corporation will reserve for issuance upon the grant of any option and issue when such option is exercised and will issue upon the award of restricted shares Class B Common Stock of the Corporation. To the extent Class B Common Stock is not available for reservation at the time of grant or issuance at the time of award, the Corporation retains the right to reserve for issuance and to issue Class A Common Stock and not Class B Common Stock. The shares which may be issued under the Plan may be either authorized but unissued shares or shares previously issued and thereafter acquired by the Corporation or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4

Grant of Stock Options and Cash Payment Rights and Awards of Restricted Shares

The Committee shall have authority, in its discretion, (a) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem) and (b) to award restricted shares. The Committee also shall have the authority, in its discretion, to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(D). Cash payment rights may not be granted in conjunction with incentive stock options. Cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

The maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee in any one calendar year is 125,000 shares, subject to adjustment and substitution as set forth in Section 8. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 8 in a calendar year with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee in the same calendar year.

Notwithstanding any other provision contained in the Plan or in any stock option agreement or an amendment thereto, but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this Section 4, the aggregate fair market value, determined as provided in Section 5(H) on the date of grant of incentive stock options, of the shares with respect to which such incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement or an amendment thereto, and the acceleration of such exercise date would result in a violation of the $100,000 restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the extent, if any, that does not result in a violation of such restriction and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if one or more such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                   SECTION 5

Terms and Conditions of Stock Options
and Cash Payment Rights

Stock options and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

(B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(H), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than one year may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Corporation will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued until the Corporation has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 3.

(C) Unless the Committee, in its discretion, shall otherwise determine, stock options shall be exercisable by a grantee during employment commencing on the date of grant. Subject to the terms of Section 5(F) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. Unless the Committee, in its discretion, shall otherwise determine, a stock option to the extent exercisable at any time may be exercised in whole or in part.

(D) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock covered by the stock option on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(D) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(H).

(E) Unless the Committee, in its discretion, shall otherwise determine in the case of nonstatutory stock options, (i) no stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death, and (ii) all stock options shall be exercisable during the lifetime of the grantee only by the grantee.

(F) Unless the Committee, in its discretion, shall otherwise determine but subject to the provisions of Section 4 in the case of incentive stock options:

(i)  If the employment of a grantee who is not disabled within the meaning of
Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

(ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

(iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

(iv) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

(v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

(vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 9(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

If a grantee of a stock option engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options held by the grantee; provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment has been extended as provided in Section 9(C). Whether a grantee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

(G) All stock options shall be confirmed by a written agreement or an amendment thereto in a form prescribed by the Committee, in its discretion. Each agreement or amendment thereto shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

(H) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(H). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(H) on the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(G) or an amendment thereto.

                                    SECTION 6

Terms and Conditions of
Restricted Share Awards

Restricted share awards shall be evidenced by a written agreement in a form prescribed by the Committee, in its discretion, which shall set forth the number of shares of the Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 6), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted share awards shall be effective only upon execution of the applicable restricted share agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

Following a restricted share award and prior to the lapse or termination of the applicable restrictions, the share certificates representing the restricted shares shall be held by the Corporation in escrow together with related stock powers in blank signed by the grantee. Except as provided in Section 8, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the awardee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the share certificates representing the restricted shares and unpaid dividends, if any, shall be delivered to the awardee. From the date a restricted share award is effective, the grantee shall be a shareholder with respect to all the shares represented by the share certificates for the restricted shares and shall have all the rights of a shareholder with respect to the restricted shares, including the right to vote the restricted shares and to receive all dividends and other distributions paid with respect to the restricted shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

If an awardee of restricted shares engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the awardee as to which the restrictions have not yet lapsed. Whether an awardee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall also be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

Neither this Section 6 nor any other provision of the Plan shall preclude an awardee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such awardee alone, both at the time of the transfer or assignment and at all times thereafter prior to such awardee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such awardee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.



                                   SECTION 7

Issuance of Shares

The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the shares of Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.


                                   SECTION 8

Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options, the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options, and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded to any employee under Section 4 of the Plan on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow, shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation or otherwise, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, and for the maximum number of shares as to which stock options may be granted and as to which shares may be awarded to any employee under Section 4 of the Plan the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction, shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 8 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

If any such adjustment or substitution provided for in this Section 8 requires the approval of shareholders in order to enable the Corporation to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without the required shareholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may determine that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

Except as provided in this Section 8, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 9

Additional Rights in Certain Events

(A)  Definitions.

For purposes of this Section 9, the following terms shall have the following meaning:

(1) The term "Person" shall be used as that term is used in Section 13(d) and 14(d) of the 1934 Act.

(2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

(3) "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of Directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect Directors by a separate class vote).

(4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

(5) "Section 9 Event" shall mean the date upon which any of the following events occurs:

(a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 10% or more of the Voting Power of the Corporation;

(b) (i) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 20% or more of the Voting Power of the Corporation; or (ii) Voting Shares are first purchased pursuant to any other Tender Offer;

(c) At any time less than 60% of the members of the Board of Directors shall be individuals who were either (i) Directors on the effective date of the Plan or (ii) individuals whose election, or nomination for election, was approved by a vote (including a vote approving a merger or other agreement providing the membership of such individuals on the Board of Directors) of at least two-thirds of the Directors then still in office who were Directors on the effective date of the Plan or who were so approved;

(d) The shareholders of the Corporation shall approve an agreement or plan providing for the Corporation to be merged, consolidated or otherwise combined with, or for all or substantially all its assets or stock to be acquired by, another corporation, as a consequence of which the former shareholders of the Corporation will own, immediately after such merger, consolidation, combination or acquisition, less than a majority of the Voting Power of such surviving or acquiring corporation or the parent thereof; or

(e) The shareholders of the Corporation shall approve any liquidation of all or substantially all of the assets of the Corporation or any distribution to security holders of assets of the Corporation having a value equal to 10% or more of the total value of all the assets of the Corporation; provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 5(a) or (ii) a grantee is required to be named pursuant Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 5(b), then no Section 9 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B)  Acceleration of the Exercise Date of Stock Options.

Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(G), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any Section 9 Event occurs all outstanding stock options shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C)  Extension of the Expiration Date of Stock Options.

Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(G), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee whose employment with the Corporation or a Subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D)  Lapse of Restrictions on Restricted Share Awards.

Unless the agreement referred to in Section 6, or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any Section 9 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan, all such restrictions shall lapse upon the occurrence of any such Section 9 Event regardless of the scheduled lapse of such restrictions.

                                   SECTION 10

Effect of the Plan on the Rights of Employees and Employer

Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without cash payment rights) or to be awarded restricted shares under the Plan. Nothing in the Plan, in any stock option or cash payment rights granted under the Plan, in any restricted share award under the Plan or in any agreement providing for any of the foregoing or amendment thereto shall confer any right to any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time or adjust the compensation of any employee at any time.


                                   SECTION 11

Amendment or Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan are hereby specifically reserved to the Board; provided that no such amendment of the Plan shall, without shareholder approval (a) increase the total number of shares which may be issued under the Plan, (b) make any changes in the class of employees eligible to receive options or awards under the Plan, (c) change the maximum number of shares as to which stock options may be granted and as to which shares may be awarded to any employee under Section 4 of the Plan, (d) change the option price permitted under Section 5(A) of the Plan, or (e) be made if shareholder approval of the amendment is at the time required for stock options or restricted shares under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the NASDAQ National Market System or any stock exchange on which the Common Stock may then be listed. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option, cash payment rights or restricted shares theretofore granted or awarded under the Plan, adversely affect the rights of such holder with respect thereto.


                                   SECTION 12

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be May 8, 1992, the date of adoption of the Plan by the Board, and the effective date of the amendments to the Plan adopted by the Board on December 13, 1996 shall be December 13, 1996, provided that such amendments are approved by a majority of the votes cast at a meeting of shareholders duly called, convened and held on or prior to December 13, 1997, at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. No stock option granted under the Plan on or after December 13, 1996 may be exercised until after such approval and any restricted shares awarded under the Plan shall be forfeited to the Corporation on December 13, 1997 if such approval has not been obtained on or prior to that date. No stock option or cash payment rights may be granted and no restricted shares may be awarded under the Plan subsequent to December 12, 2006.

                                                                    APPENDIX

                                     PROXY

                      MATTHEWS INTERNATIONAL CORPORATION


I hereby appoint David M. Kelly and Edward J. Boyle and each of them, with full power of substitution and revocation, proxies to vote all shares of Common Stock of Matthews International Corporation which I am entitled to vote at the Annual Meeting of Shareholders or any adjournment thereof, with the authority to vote as designated on the reverse side.




         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                     USING THE ENCLOSED PREPAID ENVELOPE

[ X ]  Please mark your vote as in this example.
-----------------------------------------------------------------------------
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED PROPOSALS.
-----------------------------------------------------------------------------

                      FOR      WITHHELD        NOMINEES:
1.  Election of                                Thomas N. Kennedy,
    Directors         [ ]        [ ]           William J. Stallkamp and
                                               Geoffrey D. Barefoot.

For, except vote withheld from the following nominee(s):

-------------------------------------------------------

                                                   FOR    AGAINST    ABSTAIN
2.  To approve the adoption of amendments to
    the 1992 Stock Incentive Plan.                 [ ]      [ ]        [ ]

3.  To ratify the appointment of Coopers &
    Lybrand LLP, as independent certified
    public accountants to audit the records
    of the Company for the fiscal year ending
    September 30, 1997.                            [ ]      [ ]        [ ]

4.  To transact such other business as may properly come before the meeting.

                                            I plan to attend
                                            the meeting.      [  ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       ----------------------------------------------------

                       ----------------------------------------------------
                       SIGNATURE(S)                                DATE

-------------------------------------------------------------------------------

                      MATTHEWS INTERNATIONAL CORPORATION

                                   Notice of
                        ANNUAL MEETING OF SHAREHOLDERS
                         To be held February 22, 1997

To Our Shareholders:

The Annual Meeting of the Shareholders of Matthews International Corporation will be held at 10:30 AM, Saturday, February 22, 1997 at Carnegie Science Center, Pittsburgh, Pennsylvania, for the purpose of considering and acting upon the proposals set forth above.

Shareholders of record at the close of business on December 31, 1996, will be entitled to vote at the Annual Meeting or any adjournments thereof.